Exhibit 99.1

Grubb & Ellis Company November 2008

Certain statements included in this announcement may constitute forward-looking statements regarding, among other things, future revenue growth, market trends, new business opportunities and investment programs, synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors, certain combined financial information regarding Grubb & Ellis Company and NNN Realty Advisors, new hires, results of operations, changes in expense levels and profitability and effects on the company of changes in the real estate markets. These statements involve known and unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Such factors which could adversely affect the company's ability to obtain these results include, among other things: (i) the slowdown in the volume and the decline in transaction values of sales and leasing transactions; (ii) the general economic downturn and recessionary pressures on businesses in general; (iii) a prolonged and pronounced recession in real estate markets and values; (iv) the unavailability of credit to finance real estate transactions in general and the company's tenant-in-common programs, in particular; (v) the reduction in borrowing capacity under the company's current credit facility, and the additional limitations with respect thereto; (vi) the company's continuing ability to make interest and principal payments with respect to its credit facility; (vii) an increase in expenses related to new initiatives, investments in people, technology and service improvements; (viii) the success of current and new investment programs; (ix) the success of new initiatives and investments; (x) the inability to attain expected levels of revenue, performance, brand equity and expense synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors in general, and in the current macroeconomic and credit environment, in particular and (xi) other factors described in the company's annual report on Form 10-K for the fiscal year ending December 31, 2007 and in the company's quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 filed with the SEC. Safe Harbor

Introduction Who We Are Strategic Plan Positioning Grubb & Ellis for Profitable and Sustainable Growth and Success The Right Board in Place: Independent, Experienced and Committed to Enhancing Value Thompson's Nominees are the Wrong Choice for Stockholders: Offer Nothing to Grubb & Ellis Conclusion and Recommendation Appendix Agenda

Introduction Grubb & Ellis' Board and management team have a sound strategic plan in place and are taking aggressive actions to increase productivity, reduce costs and position the Company for profitable and sustainable growth and success Grubb & Ellis has the right Board in place - independent, experienced and committed to creating value for ALL stockholders We believe Anthony Thompson is attempting to take control of Grubb & Ellis and install Stuart Tanz as CEO with the intention to cause Grubb & Ellis to buy or absorb Thompson's newly-formed company, Thompson National Properties, a direct competitor Electing Anthony Thompson and his nominees would undermine important business inroads the Company has made since his departure, and reverse the constructive steps we have been taking to create value for all stockholders Re-elect your independent and experienced Board members by voting the WHITE proxy card

Grubb & Ellis at a Glance Founded 1958 Stock NYSE - GBE Revenue (1) $486.8 million Adjusted EBITDA (2) $27.5 million Footprint (includes affiliates) 130 offices 6,000+ employees 1,800 brokers (At September 30, 2008) Assets under Management $6.7 billion; 30 states SF under Management 226 million Revenues for the nine months ended September 30, 2008. See earnings press release dated November 6, 2008 as filed on Form 8-K with the SEC on November 12, 2008 for a complete reconciliation of adjusted EBITDA to GAAP net income for the nine months ended September 30, 2008. 1031 Tenant-in Common (TIC) programs Real Estate Investment Trusts (non-traded REITs) Limited Liability Companies (LLCs) Wealth Management Institutional Funds Joint Ventures Capital Fund Comprehensive real estate services and investment management program More than 130 offices (including affiliates) across the United States and in partnership with a premier network of international providers 6,000+ employees, including 1,800 brokers Proprietary Market Research Seamless Platform Integration Highly Recognized Brand 50-year history One of the most recognized commercial real estate brands Investment Programs Real Estate Services Attractive Market Opportunity Transaction Services Management Services Corporate Services Investment Services Consulting Services Large, highly fragmented industry Substantial ongoing consolidation Unique market position Who We Are

51% ownership with opportunity to increase to 78% over time Plan a family of real estate open and closed end mutual and hedge funds Mutual Funds Grubb & Ellis Alesco Global Advisors Recognized market leader More than $4.5 billion of TIC assets under management Raised $152.9 million YTD Sponsor of Tenant-in-Common (TIC) 1031 exchanges Acquisition Fees Disposition Fees Finance Fees Substantial Fee Income Asset Management Fees Property Management Fees Broker-Dealer Fees Grubb & Ellis Healthcare REIT Grubb & Ellis Apartment REIT More than $1.5 billion of assets under management Raised $396.1 million YTD Sponsor of SEC-registered public non-traded REITs / Funds Placed $193.3 million on behalf of high net worth individuals & corporations YTD Wealth Management Investment Management Platform

Grubb & Ellis Securities is registered with SEC, FINRA and all 50 states Over $3.8 billion equity raised since 1998; raised approximately $761 million in equity year-to-date through September 2008 as compared to $547.4 million through September 2007 More than $6.6 billion in assets under management at 9/30/08 as compared to $5.4 billion at 9/30/07 More than 150 broker-dealer selling arrangements with over 35,000 financial reps nationwide marketing Grubb & Ellis investment products. Includes some of the largest names in the industry: LPL 9,800 (including affiliates) Ameriprise 3,788 AIG 6,255 (including affiliates) NPH 2,524 (including affiliates) Investment Management

Among the nation's largest and most experienced commercial real estate brokerage forces More than 130 offices of which roughly one-half are owned 6,000 professionals 1,800 brokers, 800 in Grubb & Ellis-owned offices $173.2 million of 2008 revenue year-to-date through September, as compared to $218.7 million through September 2007 Provides a full range of commercial real estate brokerage services for owners, occupants and investors Comprehensive coverage - investment, office, industrial, retail, land and multi-family Select brokers have the opportunity to cross-sell through the investment management platform Transaction Services

Approximately 226 million square feet under management 180 million square feet third party property management 46 million square feet from investment management programs 2008 revenue year-to-date through September of $185.9 million as compared to $158.0 million through September 2007 Won or renewed six major corporate services accounts during Q3 08 Kraft: 5 MSF portfolio throughout North America. Largest FM contract in several years, and the largest win ever for G&E. MillerCoors: North American real estate services provider. Ingersoll Rand: global real estate services provider with 1,000 properties and 46 MSF in North America, Europe, Middle East and Asia Pacific. Wells Fargo: Home Mortgage corporate services provider. Gateway: disposition of 750,000 SF HQ in N. Sioux City, S.D. Microsoft 2007 Vendor of the Year award Nearly one-third of all new assignments originate from existing clients Deliver integrated real estate solutions to a growing list of corporate and institutional clients through the Global Client Services Group Management Services

We have taken aggressive actions to increase productivity, reduce costs and position Grubb & Ellis for profitable and sustainable growth and success: Raised $245 million of equity for investment programs in Q3 08 - an increase of 35% over prior year; $761 million in total equity raised in 2008 Ranked 5th among all public non-traded REIT sponsors in total sales for Q3 08 Won or renewed six major corporate services accounts during Q3 08 Increased number of independent registered representatives selling our non-traded Grubb & Ellis Healthcare REIT to 35,000 from 13,600 Industry's leading 1031 securitized tenant-in-common sponsor - increased market share to 23% from 17% Instituted Wealth Management Investment Platform - raised and placed $193 million in equity YTD Q3 and YTD 2008 revenue performance generally in line with industry peers Our Strategy is Working

Strengthening capital structure Achieved annualized cost savings in excess of $20 million for 2009 from NNN Realty merger integration Amended $75 million senior secured revolving credit facility with Deutsche Bank Entered into definitive agreement to sell Danbury Corporate Center for $76 million Exploring sale of other corporate owned real estate assets as a means to raise capital and reduce debt Strengthening management team Since July 2008, added 30 senior-level brokerage professionals and eliminated 10% of underperforming sales professionals In 2008, added 10 experienced executives in key management and operational roles Board currently undertaking comprehensive search for a permanent CEO Our Strategy is Working (con't)

The market has been difficult for all publicly-traded real estate services companies Stock Performance Comparison

Committed and Engaged Board Grubb & Ellis' Board is the right board to continue executing on the Company's strategic plan and creating value for ALL stockholders Active Board that Adds Value. Board and management team have taken constructive steps in 2008 to position the Company for success and create value for all stockholders Independent Board with Depth of Experience. Board is independent and has the strategic depth, financial acumen, and industry expertise necessary to guide the Company: 7 of 8 directors independent Significant real estate industry experience Extensive experience in public company leadership, finance, accounting, professional services and government Board's Interests Highly Aligned with Stockholders. Board and management own in the aggregate more than 25% of outstanding shares Receptive Board Providing Strategic Guidance. Board is open to the views of all stockholders and actively engaged in building value and positioning the Company for profitable growth

Grubb & Ellis' Director Nominees: Independent, Experienced & Committed to Enhancing Value Directors Standing for Re-Election Directors Standing for Re-Election Harold H. Greene Director since December 2007 Audit Committee Governance and Nominating Committee 40-year veteran of commercial and residential real estate lending industry Most recently served as Managing Director for Bank of America's California Commercial Real Estate Division Previously served as director of NNN Realty Advisors Currently serves as a director of Gary's and Company, Paladin Realty Income Properties and William Lyon Homes Devin I. Murphy Director since July 2008 Managing Partner of Coventry Real Estate Advisors, LLC, a real estate private equity firm that has invested in excess of $2.5 billion of properties Served as Global Head of Real Estate Investment Banking at Deutsche Bank Securities from 2004 to 2007; Under his leadership, team executed over 500 separate transactions on behalf of clients representing total transaction volume exceeding $400 billion Prior to joining Deutsche Bank in 2004, Murphy was with Morgan Stanley & Co for 15 years, where he served as co-head of their U.S. Real Estate Investment Banking business and also served on the Investment Committee of the Morgan Stanley Real Estate Funds from 1994 until his departure in 2004 D. Fleet Wallace Director since December 2007 Audit Committee Compensation Committee Principal and co-founder of McCann Realty Partners, LLC, an apartment investment company; Since 2005, McCann has acquired 14 apartment communities totaling over 3,300 units in transactions valued at more than $250 million Principal of Greystone Capital Management, LLC, formed in September 2001, and helps manage Greystone Fund, L.P. Previously served as director of NNN Realty Advisors

Grubb & Ellis' Board is the Right Board Other Directors Other Directors Glenn L. Carpenter Chairman of the Board since February 2008 Director since December 2007 Previously served as director of NNN Realty Advisors Chief Executive Officer, President and Chairman of FountainGlen Properties, LP since 2001, a privately held company in Newport Beach, California, that develops, owns and operates apartment communities for active seniors Serves on the Board of Directors for the School of Gerontology at the University of Southern California and is a council and executive board member of the American Seniors Housing Association Gary H. Hunt Director since December 2007 Previously served as director of NNN Realty Advisors Managing partner of California Strategies, LLC since 2001, a held consulting firm that works with large homebuilders & real estate companies Serves on the Board of Directors of GlenAir Inc., The Beckham Foundation and William Lyons Homes C. Michael Kojaian Director since December 1996 Compensation Committee Governance and Nominating Committee Served as Chairman of GBE's Board from 2002 - 2007 President and sole stockowner of investment firm Kojaian Ventures, the managing member of Kojaian Ventures LLC, since 2000 Robert J. McLaughlin Director since July 2004 Audit Committee Compensation Committee Previously served as a director of the Company from 1994 to 2001 In 1982 he founded The Sutter Group, a management consulting company that focuses on enhancing stockholder value Currently serves as The Sutter Group's President Rodger D. Young Director since April 2003 Compensation Committee Governance and Nominating Committee Name partner of the law firm, Young & Susser, P.C., a boutique firm specializing in commercial litigation based in Michigan Chairman of the Bush Administration's Federal Judge and U.S. Attorney Qualification Committee Listed in the 2008 edition of Best Lawyers in America

Strong Corporate Governance Board comprised of majority of independent directors (7 of 8) Separate Chairman and CEO positions with independent Chairman Audit, Compensation, Governance and Nominating Committees comprised of independent directors Independent directors meet in executive sessions without management No "poison pill" in place Directors subject to stock ownership requirement Interests of the Board and management are closely aligned with those of all stockholders: own in the aggregate more than 25% of outstanding shares All equity compensation plans approved by shareholders All directors have exemplary attendance Annual director self-assessment

Grubb&Ellis. Property Solutions Worldwide

Setting the Record Straight about Anthony Thompson's Self-Serving Campaign

Dec 10, 2007	Jan 29 2008	Apr 17	Jun 26	Jul 8	Jul 21	Aug	Sept	Oct 27
GBE/NNN merger completed, Thompson named Chairman of GBE	Thompson resigns from Board effective 2/8	Thompson launches Thompson National Properties, direct competitor of GBE	Thompson requests re-appointment to Board	5 independent directors meet with Thompson to discuss request. Thompson brings Tanz as someone who might be interested in a role at GBE	After careful evaluation, Board rejects Thompson's request	Tanz formally expresses interest in CEO position	Tanz eliminated as a candidate from search process	Thompson begins proxy fight to gain control of Company

January 2008:	Thompson resigned as Chairman and a director to start Thompson National Properties – a direct competitor of Grubb & Ellis
June 2008:	Thompson requested to be put back on Board; Governance and Nominating Committee carefully evaluated request and considered views of executives, employees, and third parties with whom the Company does business – key constituents did not view Thompson's serving on the Board as positive
July 2008	Board unanimously concluded that Thompson's return was not in the best interests of the Company and its stockholders. Of note, at this time, Board consisted of: four legacy NNN Realty directors, each of whom had been expressly approved by Thompson to serve on the NNN Board; three legacy Grubb & Ellis directors; and one new independent director, Devin Murphy, appointed on July 10, 2008
August 2008	Through Thompson's introduction, Tanz formally expressed interest in permanent CEO position and was part of an initial screening by the Company's independent search firm
September 2008	Tanz was eliminated as a candidate for the CEO position as he did not meet the Company's required qualifications
October 2008	Thompson launches proxy fight

We believe Thompson's true motivation is to appoint Stuart Tanz as CEO and cause Grubb & Ellis to either buy or absorb Thompson National Properties

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Thompson Offers Nothing As CEO of a direct competitor, it is contrary to good corporate governance principles for Thompson to serve on Grubb & Ellis' Board Thompson resigned earlier this year as Chairman and a director of Grubb & Ellis to start Thompson National Properties - a direct competitor of Grubb & Ellis On October 10, 2008, Thompson's company announced that it had entered into an agreement to form a venture with Argus Realty Investors, LP, a direct competitor of the Company's 1031 securitized tenant-in-common programs On November 4, 2008, Thompson filed a registration statement with the SEC to sell a public non-traded REIT that competes with the Grubb & Ellis public non-traded REIT platform Properties controlled by Thompson continue to be in default on loans from the Company Currently, one property remains in default on principal and interest payments of nearly $1 million and another is in arrears for expenses of over $300,000 Thompson continues to be a seller of the Company's stock Since December 2007, Thompson has sold GBE stock on 16 separate occasions, sometimes in multiple trades on the same day Thompson's "strategic program" offers stockholders nothing that has not already been implemented or considered by your Board and executive management and completely ignores the realities of the current economic environment and real estate market Reject Mr. Thompson and his self-serving proxy campaign

Stuart Tanz has his own agenda to become CEO of the Company and could be a disruptive influence on the Board as we move to complete ongoing CEO search process Rejected as CEO candidate by CEO Search Committee in September 2008 as he did not meet the Company's required qualifications Having previously served as CEO of a public REIT that managed strip shopping centers (before being sold in 2006) does not make him qualified to serve on the Board Harold Ellis, 77, who founded the Company in 1958, resigned as CEO and as a director of Grubb & Ellis in 1992 It has been 16 years since Mr. Ellis has had any involvement with the Company Thompson's Nominees Offer Nothing We strongly believe that the best interests of the Company and its stockholders will not be served by electing Mr. Thompson, Mr. Tanz or Mr. Ellis

Committed to positioning Company for profitable growth Clear operational and financial achievements Experienced and respected by employees, customers Plan underway to drive growth and success Independent Board with relevant expertise and committed to enhancing value for all stockholders Interests closely aligned with those of all stockholders - own in aggregate more than 25% of the outstanding shares Grubb & Ellis' Board and Management Team Launched a direct competitor shortly after resigning Attempting to install one of his director nominees, Stuart Tanz as CEO, who the Board previously considered and rejected as a CEO candidate May cause Grubb & Ellis to buy or absorb his fledgling company Grubb & Ellis executives, employees and other influential third parties did not view Thompson serving as a director as positive Offers no new ideas for stockholders Remains in default on Company loans Has been a seller of stock since he resigned The Choice Is Clear Thompson and His Hand-Picked Nominees We believe that electing Thompson and his nominees would be detrimental to stockholders - it would undermine the important business inroads and reverse the constructive steps we have been taking since Thompson's departure

Conclusion and Recommendation PROTECT THE VALUE OF YOUR INVESTMENT. VOTE "FOR" GRUBB & ELLIS' DIRECTORS ON THE WHITE PROXY CARD Grubb & Ellis' Board and management team have a sound strategic plan in place and are taking aggressive actions to increase productivity, reduce costs and position the Company for profitable and sustainable growth and success Grubb & Ellis has the right Board in place - independent, experienced and committed to creating value for ALL stockholders We believe Anthony Thompson is attempting to take control of Grubb & Ellis and install Stuart Tanz as CEO with the intention to cause Grubb & Ellis to buy or absorb Thompson's newly-formed company, Thompson National Properties, a direct competitor Electing Anthony Thompson and his nominees would undermine important business inroads the Company has made since his departure, and reverse the constructive steps we have been taking to create value for all stockholders